NVIT Form N-SAR 12-31-2015
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Union Pacific Corporation (2025)

Underwriter/ Affiliated Participant Underwriter Merrill Lynch,
Pierce, Fenner & Smith Incorporated/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,300,000/ $300,000,000
Commission or % of Offering
0.650%

Purchase Date
06/16/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Wisconsin Energy Corporation (2025)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$6,950,000/ $500,000,000
Commission or % of Offering 0.650%

Purchase Date 06/04/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer The Southern Company (2020)

Underwriter/ Affiliated Participant Underwriter Goldman, Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$13,250,000/ $600,000,000
Commission or % of Offering 0.600%

Purchase Date

06/09/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Ryder System, Inc. (2020)

Underwriter/ Affiliated Participant Underwriter Mitsubishi UFJ Securities
(USA), Inc./ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $300,000,000
Commission or % of Offering 0.500%

Purchase Date

05/04/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Reynolds American Inc. (2035)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets
Inc./ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $275,000,000
Commission or % of Offering 0.875%

Purchase Date 06/09/2105

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Precision Castparts Corp. (2035)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$11,700,000/ $275,000,000
Commission or % of Offering 0.750%

Purchase Date

06/01/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Norfolk Southern Corporation (2045)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$12,900,000/ $500,000,000
Commission or % of Offering 0.875%

Purchase Date

05/28/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Marathon Oil Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$7,900,000/ $900,000,000
Commission or % of Offering
0.650%

Purchase Date
06/01/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Host Hotels & Resorts, L.P. (2025)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$35,000,000/ $500,000,000
Commission or % of Offering
0.650%

Purchase Date 05/06/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
CSX Corporation (2050)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$20,365,000/ $600,000,000
Commission or % of Offering
0.875%

Purchase Date
04/16/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer AutoZone, Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $400,000,000
Commission or % of Offering
0.650%

Purchase Date
04/20/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
American International Group, Inc. (2045)

Underwriter/ Affiliated Participant Underwriter
U.S. Bancorp Investments,
Inc./ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$59,525,000/ $750,000,000
Commission or % of Offering
0.875%

Purchase Date 07/07/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer American Water Capital Corp. (2045)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$12,620,000/ $325,000,000
Commission or % of Offering
0.875%

Purchase Date
08/10/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer

Duke Energy Progress, LLC (2045)

Underwriter/ Affiliated Participant Underwriter Wells Fargo Securities, LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$36,750,000/ $700,000,000
Commission or % of Offering
0.875%

Purchase Date 08/10/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
St. Jude Medical, Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch,
Pierce, Fenner & Smith Incorporated/ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$60,000,000/ $500,000,000
Commission or % of Offering
0.650%

Purchase Date
09/14/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Praxair, Inc. (2026)

Underwriter/ Affiliated Participant Underwriter Citigroup Global Markets
Inc./ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$14,080,000/ $450,000,000
Commission or % of Offering
0.450%

Purchase Date
09/21/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Sysco Corporation (2025)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $750,000,000

Commission or % of Offering 0.450%

Purchase Date 09/23/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Northern States Power Company (2045)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$22,000,000/ $300,000,000
Commission or % of Offering
0.600%

Purchase Date 08/04/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Barclays PLC (2045)

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$140,920,000/ $1,500,000,000
Commission or % of Offering
0.875%

Purchase Date 08/10/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Stryker Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $750,000,000
Commission or % of Offering
0.650%

Purchase Date 10/26/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Visa Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce,
Fenner & Smith Incorporated

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$350,000,000/ $4,000,000,000

Commission or % of Offering 0.450%

Purchase Date 12/09/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
McDonald's Corporation (2035)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$35,000,000/ $750,000,000
Commission or % of Offering
0.750%

Purchase Date
12/02/2015

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Union Pacific Corporation (2045)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets
Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $500,000,000
Commission or % of Offering
0.875%

Purchase Date 10/26/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Fogo De Chao IPO (FOGO, 34417710)

Underwriter/ Affiliated Participant Underwriter Jefferies/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,444,000/ $88,235,280

Commission or % of Offering $1.40

Purchase Date
06/19/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Party City Holdco Inc. IPO (PRTY, 70214910)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,403,800/ $371,875,000
Commission or % of Offering
$1.0625

Purchase Date
04/16/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Univar Inc. IPO (UNVR, 91336L10)

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$10,472,000/ $770,000,000
Commission or % of Offering
$1.32

Purchase Date
06/18/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Virtu Financial, Inc. IPO (VIRT, 92825410)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,698,000/ $314,113,168
Commission or % of Offering
$1.33

Purchase Date
04/16/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Blue Buffalo Pet Products, Inc. IPO (BUFF, 09531U10)

Underwriter/ Affiliated Participant Underwriter Citigroup/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$4,760,000/ $676,631,080
Commission or % of Offering
$1.05

Purchase Date
07/22/2015

Adviser / Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Ollie's Bargain Outlet Holdings, Inc. IPO (OLLI, 68111610)

Underwriter/ Affiliated Participant Underwriter
Jefferies/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$3,164,800/ $142,800,000
Commission or % of Offering
$1.08

Purchase Date
07/16/2015

Adviser / Sub-Adviser Wells Capital Management, Inc.

Nationwide Fund
NVIT Multi-Manager Mid Cap Growth Fund

Issuer
Catalent Inc (CTLT)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/
Morgan Stanley , J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs & Co.,
Jefferies, Deutsche Bank Securities, Blackstone Capital Markets,
Evercore ISI, Raymond James, Wells Fargo Securities, William Blair

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$10,875,000/ $406,000,000
Commission or % of Offering
3.000%

Purchase Date 06/02/2015

Adviser / Sub-Adviser

Wells Capital Management, Inc.

Nationwide Fund
NVIT Multi-Manager Mid Cap Growth Fund

Issuer Black Knight Financial Inc (BKFS)

Underwriter/ Affiliated Participant Underwriter

Bank of American Merrill
Lynch/ J.P. Morgan, BofA Merrill Lynch, Wells Fargo Securities,
Goldman, Sach & Co., Citigroup, Credit Suisse, Deutsche Bank Securities,
SunTrust Robinson Humphrey, Dowling & Partners Securities LLC, Keefe,
Bryuette & Woods, Mizuho Securities, Piper Jaffray, Stephens Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$8,379,000/ $441,000,000
Commission or % of Offering
5.500%

Purchase Date 05/20/2015

Adviser / Sub-Adviser Wells Capital Management, Inc.

Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund

Issuer Penumbra Inc (PEN)

Underwriter/ Affiliated Participant Underwriter
JP Morgan/
JP Morgan,  BofA Merrill Lynch, Wells Fargo Securities, Canaccord Genuity

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$600,000/ $120,000,000

Commission or % of Offering 7.000%

Purchase Date 09/18/2015

Adviser / Sub-Adviser Wells Capital Management, Inc.

Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund

Issuer Jarden Corp (JAH)

Underwriter/ Affiliated Participant Underwriter
Barclays Bank PLC/
RBC Capital Markets, SunTrust Robinson Humphrey, Wells Fargo Securities,
Citigroup, CJS Securities, Deutsche Bank Securities, Jefferies, William
Blair, BTIG, D.A. Davison & Co., KEyBanc Capitals Markets, Raymond James

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$458,890/ $872,000,000
Commission or % of Offering 2.750%

Purchase Date
07/17/2015